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                                                                   Exhibit 10.54

                                FOURTH AMENDMENT

         FOURTH AMENDMENT, dated as of April 29,1997, (this "AMENDMENT"), to the Loan Agreement, dated as of January 15, 1997, as amended February 28, 1997, March 31, 1997 and April 14, 1997 and as heretofore amended (the "LOAN AGREEMENT"), between HOMESIDE LENDING, INC., a Florida corporation (the "BORROWER"), and THE CHASE MANHATTAN BANK, a New York banking corporation (the "LENDER").

                              W I T N E S S E T H:
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     WHEREAS, pursuant to the Loan Agreement, the Lender has agreed to make, and has made, certain loans and other extensions of credit to the Borrower; and

     WHEREAS, the Borrower has requested, and, upon this Amendment becoming effective, the Lender has agreed, that certain provisions of the Loan Agreement be amended in the manner provided for in this Amendment.

     NOW, THEREFORE, the parties hereto hereby agree as follows:

     I. DEFINED TERMS. Terms defined in the Loan Agreement and used herein shall have the meanings given to them in the Loan Agreement or the Credit Agreement (as such term is defined in the Loan Agreement).

     II. Amendments To Loan Agreement.
         ----------------------------

     1. AMENDMENTS TO SECTION 1. Section 1 of the Loan Agreement is hereby amended by adding thereto the following definition in the appropriate alphabetical older:

     "FOURTH AMENDMENT": the Fourth Amendment, dated as of April 29, 1997, to this Agreement.

     III. Amendments and Endorsements to the Note:
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     1. AMENDMENTS TO THE NOTE. The Note held by the Lender is hereby amended by deleting the term "the earlier of (a) May 1, 1997 and (b) the closing of an offering of debt securities or medium-term notes of HomeSide Lending, Inc. in an aggregate principal amount of not less than $85 million" wherever such term appears therein and substituting in lieu thereof the term "the earlier of (a)
May 31, 1997 and (b) the closing of an offering of debt securities or medium-term notes of HomeSide Lending, Inc. in an aggregate principal amount of not less than $185 million", PROVIDED, that, notwithstanding the foregoing, this
Section III.1 shall not affect the terms of the proviso of the Loan Agreement relating to the repayment of Designated Loans.

     2. ENDORSEMENT OF THE NOTE. The Borrower hereby requests and authorizes Lender, and, the Lender hereby agrees, to permanently affix to the Note held by the Lender,


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as of the Amendment Effective Date (as hereinafter defined) and in any event prior to any transfer of the Note, the following endorsement:

                    This Note has been amended pursuant to, and as provided in, Sections 111.1 of the Fourth Amendment, dated as of April 29, 1997, to the Loan Agreement.

     IV. CONDITIONS TO EFFECTIVENESS. This Amendment shall become effective as of the date (the "AMENDMENT EFFECTIVE DATE") on which the Lender receives (1) this Amendment duly executed and delivered by a duly authorized officer of the Borrower, (ii) such instruments and documents as the Lender requests in connection with the Collateral and the security interest therein granted hereunder, including executed Uniform Commercial Code filings in proper form for filing and acknowledgment agreements relating thereto in form and substance satisfactory to each of the Lender, and (iii) such opinions of counsel to the Borrower as the Lender shall request and certified copies of the resolutions of the Board of Directors of the Borrower authorizing this Amendment and the borrowings and security interests contemplated hereby.

     V. General.
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     1. REPRESENTATION AND WARRANTIES. To induce the Lender to enter into this
Amendment the Borrower confirms, reaffirms and restates to the Lender that, as of the Amendment Effective Date, the representations and warranties set forth in
Section 5 of the Credit Agreement are true and correct in all material respects, provided that the references to the Credit Agreement therein shall be deemed to be references to this Amendment, the Loan Agreement and the Note, as the case may be. Each request by the Borrower that a Loan be made hereunder or under the Loan Agreement and each borrowing thereof, shall constitute a representation and warranty by the Borrower on the date thereof that all such representation& and warranties set forth in the preceding sentence are true and correct in all material respects as if made on such date.

     2. PAYMENT OF EXPENSES. The Borrower agrees to pay or reimburse the Lender for all of its out-of-pocket counts and reasonable expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitations the reasonable fees and Disbursements of counsel to the Lender.

     3. NO OTHER AMENDMENTS; CONFIRMATION. Except as expressly amended, modified and supplemented hereby, the provisions of the Credit Agreement, the Loan Agreement and the Note are and shall remain in full force and effect,

     4. GOVERNING LAW, COUNTERPARTS. (a) This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.


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     (b) This Amendment may be executed by one or more of the parties to this
Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Amendment signed by all the parties shall be lodged with the Borrower and the Lender.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duty executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                                                    HOMESIDE LENDING, INC.


                                                    By: /s/ Debra F. Watkins

                                                    Title: Senior Vice President


                                                    THE CHASE MANHATTAN BANK


                                                    By: /s/ Gail Weiss

                                                    Title: Vice President


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